SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2008

CHINA GROWTH DEVELOPMENT, INC.
 (Exact name of registrant as specified in Charter)

Delaware	333-109548	13-4204191
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

927 Canada Court
City of Industry, California 91748
 (Address of Principal Executive Offices)

(626) 581-9069
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

i. On November 5, 2008, the Board of Directors (the "Board") of China Growth Development, Inc. (the "Company") dismissed United International Accountancy Corp. ("UIAC") as the Company’s independent registered public accounting firm.

ii. The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii. UIAC's reports on our financial statements for fiscal years 2007 and 2006 and during the subsequent interim period through November 10, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iii. During the Company’s most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with UIAC’s opinion to the subject matter of the disagreement.

iv. During the Company’s most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

v. The Company requested that UIAC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  However, UIAC has become unreachable and that the Company was unable to obtain such letter after making numerous attempts with UIAC.  Therefore, no such letter was attached with this filing.

(b) Engagement of New Independent Registered Public Accounting Firm

i. On November 5, 2008, the Board appointed KCCW Accountancy Corp. (“KCCW”) as the Company’s new independent registered public accounting firm. The decision to engage KCCW was approved by the Company’s Board of Directors on November 5, 2008.

ii. During the most recent two (2) fiscal years and the subsequent interim period through November 10, 2008, the Company did not consult with KCCW regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, or (3) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

a)  Financial Statements

     None.

b) Exhibits

     None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GROWTH DEVELOPMENT, INC.

Date: November 10, 2008	By:	/s/ Sam Liu
Sam Liu Chief Executive Officer Chief Financial Officer